SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 21, 2003

Washington Mutual, Inc.
(Exact name of registrant as specified in its charter)

Washington	1-14667	91-1653725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1201 Third Avenue, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)
(206) 461-2000 (Registrant's telephone number, including area code)

ITEM 9.    Regulation FD Disclosure.

        On January 21, 2003, Washington Mutual, Inc. issued a press release reporting its results of operations for the fourth quarter and the year ended December 31, 2002.

January 21, 2003
 FOR IMMEDIATE RELEASE

Washington Mutual's Record Quarterly EPS Driven by
Record Loan Volume, Strong Account and Deposit Growth
Board of Directors Increases Cash Dividend

        SEATTLE—Highlighting record levels of loan volume and organic deposit growth, Washington Mutual, Inc. (NYSE: WM) today announced further progress toward its goal of becoming the nation's leading growth retailer of financial services with strong fourth quarter earnings of $969 million, and record quarterly earnings per diluted share of $1.03 for the quarter ended December 31, 2002, up 6 percent on a per share basis from $842 million, or 97 cents per diluted share for the same period a year ago.

        Earnings for 2002 were a record $3.90 billion, or $4.05 per diluted share versus $3.11 billion, or $3.59 per diluted share in 2001.

        Comparatives for 2001 do not include results from the Dime Bancorp, Inc. (Dime) and HomeSide Lending, Inc. acquisitions in 2002, and new accounting rules which eliminated the amortization of goodwill in 2002. The adoption of the recently issued SFAS No. 147 increased full-year 2002 net income by $22 million or 2 cents per diluted share.

        Highlights of the fourth quarter and the year included:

  •
  Continued growth in checking accounts, which are one of the company's core relationship-building products:  The number of checking accounts increased by 166,987 during the quarter and by 1.4 million for the year, including 358,846 accounts acquired in the first quarter from the Dime acquisition. At year end, the average consumer banking household at Washington Mutual maintained more than five products and services with the company;

  •
  Record depositor and other retail banking fees of $449 million for the fourth quarter and $1.63 billion for the year were up 27 percent from both prior comparative periods;

  •
  The opening of 68 new financial center stores during the quarter, including 20 in the company's newest retail banking market, Denver, Colorado: The company opened or acquired a total of 266 stores in 2002—143 new stores and 123 as part of the Dime acquisition. As part of its strategy to overlay its retail banking operations in select metropolitan markets, Washington Mutual plans to open approximately 250 new financial center stores in 2003;

  •
  Record loan volume of $107 billion in the fourth quarter and $306 billion for the year, up 80 percent and 75 percent from the prior comparative periods: This strong performance was led by robust volume in home lending. Unprecedented low interest rates continued to drive record refinancing as home loan volume in the fourth quarter totaled $98 billion and for the year $275 billion;

  •
  Credit quality continues to be in line with management expectations given the current economic conditions;

  •
  The repurchase of 10.8 million shares of the company's common stock in the quarter at an average price of $33.28: The company purchased a total of 38 million shares during the year at an average price of $34.29, reflecting its strategy to effectively manage its capital.

        "Our fourth quarter and overall 2002 performance illustrates the continued strength of our business strategy and our focus on serving mass-market consumers by delivering the combination of great value and efficient, friendly service on a national scale," said Kerry Killinger, the company's chairman, president and CEO. "Our team met the challenges of 2002—most notably, the slower

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national economy and the highest refinancing volume in U.S. history—and delivered yet another record financial performance, while successfully completing multiple integrations of our recent acquisitions. With these integrations now behind us, we see even greater opportunities to grow organically by attracting new households and deepening customer relationships, while driving greater productivity throughout our company. Our strong performance in 2002 places us in a great position to meet these objectives and deliver on our long-term financial targets."

BOARD OF DIRECTORS INCREASES DIVIDEND

        Based on the company's continued strong operating fundamentals and financial performance, Washington Mutual's Board of Directors declared a cash dividend of 29 cents per share on the company's common stock, up from 28 cents per share in the previous quarter. Dividends on the common stock are payable on February 14, 2003 to shareholders of record as of January 31, 2003.

FOURTH-QUARTER AND YEAR-END RESULTS

Net Interest Income

        For 2002, net interest income was $8.34 billion, an increase of $1.47 billion, or 21 percent, from 2001. Most of this increase was attributable to expansion of the net interest margin, which increased 16 basis points during the year, and an increase of $32.28 billion in average earning assets during 2002, mainly from the Dime acquisition. After peaking in the first quarter of 2002, the net interest margin has declined, largely due to the downward repricing of yields on loans and debt securities.

        Net interest income in the fourth quarter, which was aided by a transitory increase in loans held for sale, was essentially flat from the previous quarter of $1.93 billion.

Noninterest Income

        Continued strong consumer preference for Washington Mutual's products, services and overall business philosophy led to the net increase of more than 1.4 million checking accounts, year over year. This increase contributed to the record level of depositor and other retail banking fees of $449 million for the quarter, up 27 percent from $353 million from the same period one year ago. For the year, depositor and other retail banking fees totaled $1.63 billion, up from $1.29 billion for 2001.

        Playing a role in the impressive increase in checking accounts was the company's entry into the New York/New Jersey retail banking market, a result of its acquisition and integration of Dime. Since the conversion and the launch of our marketing campaign, the company increased the number of checking accounts in the acquired branches at an annualized rate of 33 percent.

        "Our Dime acquisition and conversion has been one of the most successful in our company's history," said Deanna Oppenheimer, Group President, Banking and Financial Services. "And, that success extends beyond financial performance. I am even more proud of the tremendous talent that came to us from Dime and the team that has helped us achieve these results."

        During the fourth quarter, the company completed the HomeSide acquisition, resulting in the addition of almost $1 billion in mortgage servicing rights (MSR). The continuation of a very low interest rate environment reduced the value of the MSR; however, as in prior periods, the company's risk management activities effectively mitigated the impact of the change in valuation. Gain on certain available-for-sale securities, certain revaluation gain from derivatives and net settlement income on derivatives combined to offset impairment as well as increased amortization of MSR in the fourth quarter.

        In addition, management continued its efforts to diligently manage its mortgage servicing asset by selling $175 million in excess servicing in the fourth quarter in a privately placed transaction for no material gain or loss. For the year, Washington Mutual sold nearly $1 billion in excess servicing.

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Lending

        Reflecting Washington Mutual's strength in serving both the home purchase and refinancing markets as well as a significant increase in home equity and multi-family lending volume the company recorded record loan volume of $107.10 billion for the fourth quarter, versus $59.37 billion for the fourth quarter of 2001. For the year, total loan volume was a record $306.05 billion, compared with $175.08 billion in 2001. Of the total loan volume in the fourth quarter, home loan volume totaled $98.17 billion, versus $54.65 billion in the same period a year ago. Home loan volume totaled $274.74 billion in 2002, as compared with $155.10 billion in 2001.

        Low mortgage interest rates continued to fuel high volumes of refinancing activity. During 2002, refinancing activity represented 68 percent of home loan volume (excluding specialty mortgage finance), versus 66 percent for 2001. Of home loan volume (excluding specialty mortgage finance), 68 percent was for fixed-rate loans in 2002, versus 74 percent the previous year.

        The company saw a tremendous increase in the volume of home equity and multi-family loans in the fourth quarter. For the quarter, these two loan products produced loan volume of $6.80 billion, up 116 percent over $3.15 billion in the fourth quarter of 2001. For the year, that volume was $22.14 billion, up 98 percent from $11.17 billion for 2001.

        "We're seeing monthly origination volumes that rival annual production numbers from just a few short years ago," said Craig S. Davis, Group President, Home Loans and Insurance Services. "This can only be accomplished with the incredible team we have assembled and the success of the multiple integrations that are now behind us."

Efficiency Ratio

        For the year, noninterest expense totaled $6.38 billion, as compared with $4.62 billion for 2001, reflecting increased loan volume and acquisitions.

        The company's efficiency ratio was 49.45 percent during the fourth quarter of 2002, compared with 48.48 percent for the third quarter of 2002. For the year, the efficiency ratio was 48.09 percent, versus 43.90 percent one year ago. Noninterest expense for the fourth quarter of 2002 totaled $1.66 billion, compared with $1.62 billion in the third quarter of 2002.

Credit Quality

        Despite a challenging economy, and modest increases in nonperforming assets (NPAs) and charge offs, credit performance remained in line with the company's expectations.

        Specifically, at December 31, 2002, NPAs as a percentage of total assets were 0.97 percent versus 0.95 percent at the end of the third quarter, and 0.93 percent at year-end 2001. Total NPAs were up $96 million to $2.59 billion at December 31, 2002, as compared with $2.50 billion at September 30, 2002.

        The provision for loan and lease losses was $125 million, versus $200 million for the same period in the previous year, and $595 million for the year as compared with $575 million for 2001. The allowance for loan and lease losses was $1.65 billion at December 31, 2002. Net loan charge offs for the fourth quarter were $108 million, compared with $88 million for the third quarter.

        "The increase in fourth-quarter NPAs was consistent with our expectations and our consumer loan portfolio, originated through our financial center stores, continues to perform in a stable and consistent manner and our multi-family non-accrual totals were at their lowest point of 2002 in the fourth quarter," said Jim Vanasek, the company's chief credit officer. "Overall, we remain comfortable with the credit quality of our portfolio."

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Balance Sheet and Capital Management

        Washington Mutual's total assets were $268.30 billion at December 31, 2002, up from $242.51 billion at year-end 2001.

        On the asset side, the balance sheet grew in the fourth quarter by $5.7 billion as a result of increased home loans held for sale.

        The company continues to reduce its reliance on wholesale borrowings, continuing a trend that began in 2001 to increase significantly the portion of loan funding provided by deposits. At December 31, 2002, transaction account balances, including checking, savings and money market deposits, represented 78 percent of total deposits, up from 66 percent at the end of 2001. Total deposits were $155.52 billion at the end of the fourth quarter, up 45 percent from $107.18 billion at the end of the fourth quarter of 2001, reflecting the company's strong organic growth and the Dime acquisition.

        Washington Mutual continues to manage its capital position by repurchasing its common stock. During the fourth quarter, the company repurchased 10.8 million shares of its common stock at an average price of $33.28. For the year, it repurchased 38 million shares at an average price of $34.29. Killinger added that company's stock should continue to be an attractive choice for capital deployment in 2003.

        Stockholders' equity stood at $20.13 billion, or 7.5 percent of total assets at December 31, 2002. In addition, capital ratios of the company's banking subsidiaries continued to exceed the federal regulatory requirements for classification as "well-capitalized" institutions, the highest regulatory standard.

Outlook

        "Washington Mutual has an exceptional franchise on which to continue building a market leadership position in consumer financial services," Killinger said. "2002 was a terrific year for Washington Mutual and gives us momentum entering 2003 as we are well positioned to deliver solid top-line growth and bottom line results during the year."

        "Our major business initiatives for 2003 will be centered on driving organic expansion through the combination of new household acquisition and targeted cross-sell of products and services to mass market consumers. In addition, with the recent completion of our acquisition integrations, we are able to bring an increased focus on efficiency and operational excellence throughout our organization."

Company Updates

  •
  Following the trailblazing efforts of the company's Home Loans and Insurance Services Group, Washington Mutual plans to open up to 70 new financial center stores in the greater Chicago area by the end of 2003.

  •
  The company also opened its first 20 financial center stores in the Denver area in December.

  •
  Tom Casey joined Washington Mutual from General Electric to become the company's new chief financial officer; former CFO, Vice Chair Bill Longbrake, assumed full-time his role in Enterprise Risk Management, as announced earlier in 2002.

  •
  The company completed its acquisition of HomeSide Lending, Inc. in October, acquiring HomeSide's 1.4 million customer relationships nationwide.

  •
  More than 28,000 New York and New Jersey-area teachers and their guests were treated to Broadway shows as part of Washington Mutual's "Spotlight on Teachers" program in November.

  •
  Washington Mutual and the New-York Historical Society teamed up to hold a student photojournalism project called "Home of the Free," which helped students learn about photography, about themselves and their communities.

  •
  Washington Mutual's new Leadership Center at Cedarbrook, located just outside Seattle, opened in December.

About WaMu

        With a history dating back to 1889, Washington Mutual is a growth retailer of consumer financial services that provides a diversified line of products and services to consumers and small- to mid-sized businesses. At December 31, 2002, Washington Mutual and its subsidiaries had assets of $268.30 billion. The company currently operates more than 2,500 consumer banking, mortgage lending, commercial banking, consumer finance and financial services offices throughout the nation. Washington Mutual's press releases are available at www.wamu.com.

        Webcast information:    Investors may listen to Washington Mutual's fourth quarter earnings conference call on January 22, 2003, at 10:30 a.m. EST at www.wamu.com or by dialing 1.888.391.7808, passcode "WaMu" is required to access the call. International callers may dial 1.712.271.0791. A recording of the conference call will be available at 1 p.m. EST on Wednesday, January 22 through 11:59 p.m. EST on Friday, January 31. The recorded message will be available at 1.888.562.7231. Callers from outside the United States may dial 1.402.220.6031.

Forward-Looking Statements

        This press release contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to statements about our plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts. When used in this press release, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" or words of similar meaning, or future or conditional verbs, such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading, "Business Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K which include: (1) changes in general business and economic conditions may significantly affect our earnings; (2) the risk of our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; (3) the risk of our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; (4) the concentration of our operations in California could adversely affect our operating results if the California economy or real estate market declines; (5) competition from other financial services companies in our markets could adversely affect our ability to achieve our financial goals; and (6) changes in the regulation of financial services companies could adversely affect our business.

# # #

Media Contact:	Alan Gulick (206) 377-3637 alan.gulick@wamu.net
Investor Contacts:	JoAnn DeGrande (206) 461-3186 joann.degrande@wamu.net
Ruthanne King (206) 461-6421 ruthanne.king@wamu.net

Washington Mutual, Inc.
Consolidated Statements of Income
(dollars in millions, except per share data)
(unaudited)

	Quarter Ended			Year Ended
	Dec. 31, 2002	Sept. 30, 2002	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2001
Interest Income
Loans held for sale	$583	$399	$398	$1,727	$1,188
Loans held in portfolio	2,168	2,276	2,292	9,249	10,045
Available-for-sale ("AFS") securities	547	652	776	2,959	3,573
Other interest and dividend income	68	86	59	312	259

Total interest income	3,366	3,413	3,525	14,247	15,065
Interest Expense
Deposits	672	679	649	2,668	3,094
Borrowings	768	815	849	3,238	5,095

Total interest expense	1,440	1,494	1,498	5,906	8,189

Net interest income	1,926	1,919	2,027	8,341	6,876
Provision for loan and lease losses	125	135	200	595	575

Net interest income after provision for loan and lease losses	1,801	1,784	1,827	7,746	6,301
Noninterest Income
Depositor and other retail banking fees	449	426	353	1,634	1,290
Securities fees and commissions	90	92	77	362	303
Insurance income	45	46	35	177	100
Home loan mortgage banking expense, net	(178)	(1,575)	(690)	(2,094)	(285)
Portfolio loan related income	123	85	60	349	193
Gain from other AFS securities	574	356	392	768	600
Revaluation gain (loss) from derivatives	(28)	1,582	—	2,396	(5)
Gain (loss) on extinguishment of securities sold under agreements to repurchase ("repurchase agreements")	(11)	98	496	282	621
Net settlement income from certain interest-rate swaps	158	116	—	382	—
Other income	172	154	107	534	431

Total noninterest income	1,394	1,380	830	4,790	3,248
Noninterest Expense
Compensation and benefits	757	719	535	2,899	1,924
Occupancy and equipment	294	289	228	1,153	804
Telecommunications and outsourced information services	115	136	119	524	441
Depositor and other retail banking losses	51	55	45	204	144
Amortization of goodwill	—	—	37	—	139
Amortization of other intangible assets	16	17	8	67	33
Professional fees	47	55	63	208	201
Advertising and promotion	58	75	50	246	185
Other expense	320	270	246	1,081	746

Total noninterest expense	1,658	1,616	1,331	6,382	4,617

Income before income taxes	1,537	1,548	1,326	6,154	4,932
Income taxes	568	567	484	2,258	1,818

Net Income	$969	$981	$842	$3,896	$3,114

Net Income Attributable to Common Stock	$969	$980	$840	$3,891	$3,107

Net income per common share:
Basic	$1.05	$1.04	$0.98	$4.12	$3.65
Diluted	1.03	1.02	0.97	4.05	3.59
Dividends declared per common share	$0.28	$0.27	$0.24	$1.06	$0.90
Basic weighted average number of common shares outstanding (in thousands)	926,210	947,293	856,014	943,905	850,245
Diluted weighted average number of common shares outstanding (in thousands)	939,991	963,422	868,951	960,152	864,658

Washington Mutual, Inc.
Consolidated Statements of Financial Condition
(dollars in millions, except per share data)
(unaudited)

	Dec. 31, 2002	Sept. 30, 2002	Dec. 31, 2001
Assets
Cash and cash equivalents	$7,208	$5,122	$3,563
Federal funds sold and securities purchased under resale agreements	2,015	2,413	2,481
AFS securities:
Mortgage-backed securities ("MBS")	28,375	26,494	28,568
Investment securities	15,597	20,098	29,781
Loans held for sale	33,996	29,508	26,582
Loans:
Loans held in portfolio	147,528	147,862	130,251
Allowance for loan and lease losses	(1,653)	(1,705)	(1,404)

Total loans held in portfolio, net of allowance for loan and lease losses	145,875	146,157	128,847
Investment in Federal Home Loan Banks ("FHLBs")	3,703	3,792	3,873
Mortgage servicing rights ("MSR")	5,341	4,548	6,241
Goodwill	6,270	6,253	2,175
Other assets	19,918	18,246	10,395

Total assets	$268,298	$262,631	$242,506

Liabilities
Deposits:
Checking accounts	$91,862	$77,113	$37,736
Savings accounts and money market deposit accounts ("MMDAs")	29,886	29,799	32,484
Time deposit accounts	33,768	33,696	36,962

Total deposits	155,516	140,608	107,182
Federal funds purchased and commercial paper	1,247	1,845	4,690
Securities sold under agreements to repurchase ("repurchase agreements")	16,717	22,381	39,447
Advances from FHLBs	51,265	55,752	61,182
Other borrowings	15,264	13,415	12,576
Other liabilities	8,155	8,452	3,264

Total liabilities	248,164	242,453	228,341
Redeemable preferred stock	—	—	102
Stockholders' equity	20,134	20,178	14,063

Total liabilities, redeemable preferred stock, and stockholders' equity	$268,298	$262,631	$242,506

Common shares outstanding at end of period (in thousands)(1)	926,054	935,752	855,089
Book value per common share	$21.74	$21.56	$16.45
Tangible book value per common share	15.06	14.95	14.18
Full-time equivalent employees at end of period	52,459	50,329	39,465

(1)
Excludes 18 million shares held in escrow pending resolution of the company's asserted right to the return and cancellation of such shares.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions, except per share data)
(unaudited)

	Year Ended
	Dec. 31, 2002	Dec. 31, 2001
Stockholders' Equity Rollforward
Balance, beginning of period	$14,063	$10,166
Net income	3,896	3,114
Other comprehensive income (loss), net of tax	418	(189)
Cash dividends declared on common stock	(1,021)	(774)
Cash dividends declared on redeemable preferred stock	(5)	(7)
Common stock repurchased and retired	(1,303)	(231)
Common stock warrants issued, net of issuance costs	—	398
Common stock issued for acquisitions	3,672	1,389
Fair value of Dime stock options	90	—
Common stock issued to redeem preferred stock	102	—
Common stock issued	222	197

Balance, end of period	$20,134	$14,063

	Quarter Ended			Year Ended
	Dec. 31, 2002	Sept. 30, 2002	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2001
Pro Forma(1)
Income before income taxes	$1,537	$1,548	$1,326	$6,154	$4,932
Add back: amortization of goodwill(2)	—	—	37	—	139

Income before income taxes, excluding amortization of goodwill	1,537	1,548	1,363	6,154	5,071
Income taxes	(568)	(567)	(488)	(2,258)	(1,834)

Net income, excluding amortization of goodwill	969	981	875	3,896	3,237
Redeemable preferred stock dividends	—	(1)	(2)	(5)	(7)

Net income attributable to common stock, excluding amortization of goodwill	$969	$980	$873	$3,891	$3,230

Net income per diluted common share, excluding amortization of goodwill	$1.03	$1.02	$1.00	$4.05	$3.73

(1)
Represents pro forma impact to net income for the quarter ended December 31, 2002, September 30, 2002 and December 31, 2001 and the year ended December 31, 2002 and 2001, assuming that the adoption of Statement of Financial Accounting Standards ("SFAS") No. 142, Goodwill and Other Intangible Assets, which eliminates the amortization of goodwill from net income, was applied to all periods presented. SFAS No. 142 became effective on January 1, 2002.

(2)
With the adoption of SFAS No. 147, Acquisitions of Certain Financial Institutions, amortization of goodwill includes the amortization of certain unidentifiable intangible assets that were recognized from financial institution acquisitions.

	Quarter Ended			Nine Months Ended
	Sept. 30, 2002	June 30, 2002	Mar. 31, 2002	Sept. 30, 2002
Impact of SFAS No. 147 Adoption(1)
Income before income taxes as reported prior to the adoption of SFAS No. 147	$1,539	$1,552	$1,499	$4,591
Add back: amortization of certain unidentifiable intangible assets	9	9	9	26

Income before income taxes	1,548	1,561	1,508	4,617
Income taxes	(567)	(571)	(552)	(1,690)

Net income	981	990	956	2,927
Redeemable preferred stock dividends	(1)	(2)	(2)	(5)

Net income attributable to common stock	$980	$988	$954	$2,922

Net income per diluted common share	$1.02	$1.01	$0.99	$3.02

(1)
The 2002 annual impact of the adoption of SFAS No. 147 was to increase net income by $22 million or 2 cents per diluted share.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions except per share amounts)
(unaudited)

	Quarter Ended
	Dec. 31, 2002	Sept. 30, 2002	June 30, 2002	Mar. 31, 2002	Dec. 31, 2001
PROFITABILITY
Net interest income	$1,926	$1,919	$2,100	$2,396	$2,027
Net interest margin	3.25%	3.36%	3.54%	3.74%	3.80%
Noninterest income	$1,394	$1,380	$1,208	$807	$830
Noninterest expense	1,658	1,616	1,586	1,521	1,331
Net income	969	981	990	956	842
Net income per common share:
Basic	$1.05	$1.04	$1.04	$1.01	$0.98
Diluted	1.03	1.02	1.01	0.99	0.97
Dividends declared per common share	$0.28	$0.27	$0.26	$0.25	$0.24
Return on average assets	1.42%	1.50%	1.48%	1.34%	1.43%
Return on average common equity	18.34	18.79	20.37	20.64	23.36
Efficiency ratio(1)	49.45	48.48	47.45	46.96	44.99
ASSET QUALITY
Nonaccrual loans(2)	$2,257	$2,188	$2,232	$2,391	$2,030
Foreclosed assets	336	309	274	267	228
Total nonperforming assets	2,593	2,497	2,506	2,658	2,258
Nonperforming assets/total assets	0.97%	0.95%	0.96%	0.97%	0.93%
Restructured loans	$98	$112	$119	$130	$118
Total nonperforming assets and restructured loans	2,691	2,609	2,625	2,788	2,376
Allowance for loan and lease losses	1,653	1,705	1,665	1,621	1,404
Allowance as a percentage of total loans held in portfolio	1.12%	1.15%	1.14%	1.12%	1.08%
Provision for loan and lease losses	$125	$135	$160	$175	$200
Net charge offs	108	88	116	99	97
CAPITAL ADEQUACY
Stockholders' equity/total assets	7.50%	7.68%	7.50%	6.59%	5.80%
Stockholders' equity(3)/total assets(3)	7.48	7.51	7.52	6.80	5.89
Tangible common equity(3)(4)/total assets(3)(4)	5.29	5.27	5.28	4.69	5.14
Estimated total risk-based capital/risk-weighted assets(5)	11.69	11.16	12.32	11.69	12.87
SUPPLEMENTAL DATA
Average balance sheet:
Loans held for sale	$37,322	$25,740	$22,211	$27,241	$25,263
Loans held in portfolio	149,173	146,160	146,667	147,531	129,661
Interest-earning assets	237,842	229,364	236,504	255,177	214,063
Total assets	273,729	261,170	266,849	284,349	236,335
Interest-bearing deposits	116,177	111,408	108,231	101,217	83,934
Noninterest-bearing deposits	32,375	24,065	22,417	22,635	19,699
Stockholders' equity	21,121	20,872	19,401	18,487	14,389
Period-end balance sheet:
Loans held for sale	33,996	29,508	21,940	24,751	26,582
Loans held in portfolio, net of allowance for loan and lease losses	145,875	146,157	144,208	143,309	128,847
Interest-earning assets	231,214	230,167	230,852	241,296	221,536
Assets	268,298	262,631	261,298	275,231	242,506
Interest-bearing deposits	118,001	112,969	108,441	107,174	83,923
Noninterest-bearing deposits	37,515	27,639	20,628	21,836	23,259
Stockholders' equity	20,134	20,178	19,598	18,133	14,063

(1)
Excludes amortization of goodwill and amortization of other intangible assets.
(2)
Excludes nonaccrual loans held for sale.
(3)
Excludes unrealized net gain/loss on available-for-sale securities and derivatives.
(4)
Excludes goodwill and intangible assets but includes MSR.
(5)
Estimate of what the total risk-based capital ratio would be if Washington Mutual, Inc. was a bank holding company that complies with Federal Reserve Board capital requirements.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Dec. 31, 2002		Sept. 30, 2002		Dec. 31, 2001
	Balance	Rate	Balance	Rate	Balance	Rate
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under resale agreements	$2,536	1.43%	$3,707	1.74%	$516	2.15%
AFS securities(1):
MBS	26,010	5.01	24,882	5.53	31,188	6.29
Investment securities	18,286	4.84	24,472	5.02	23,184	4.91
Loans held for sale(2)	37,322	5.70	25,740	6.03	25,263	6.51
Loans held in portfolio(2):
Home loans	85,317	5.55	84,276	5.85	79,110	6.60
Specialty mortgage finance(3)	9,405	5.54	9,141	6.28	8,015	7.39

Total home loans	94,722	5.55	93,417	5.89	87,125	6.67
Home construction loans:
Builder(4)	1,109	5.68	1,214	5.53	1,776	6.23
Custom(5)	914	8.34	891	8.15	916	8.75
Home equity loans and lines of credit:
Banking subsidiaries	15,380	5.69	14,170	5.97	7,700	6.86
Washington Mutual Finance	2,010	11.88	2,225	11.96	2,100	12.57
Multi-family	18,815	5.82	18,094	5.92	15,916	7.01
Other real estate	8,230	6.67	8,412	6.76	6,154	7.14

Total loans secured by real estate	141,180	5.77	138,423	6.07	121,687	6.86
Consumer:
Banking subsidiaries	1,691	9.30	2,119	9.53	2,063	9.53
Washington Mutual Finance	1,710	19.25	1,708	19.13	1,744	18.37
Commercial business	4,592	4.83	3,910	5.34	4,167	5.57

Total loans held in portfolio	149,173	5.94	146,160	6.25	129,661	7.02
Other	4,515	5.16	4,403	6.23	4,251	5.31

Total interest-earning assets	237,842	5.65	229,364	5.94	214,063	6.58
Noninterest-earning assets:
MSR	5,855		5,933		6,517
Goodwill	6,229		6,231		2,125
Other	23,803		19,642		13,630

Total assets	$273,729		$261,170		$236,335

Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking	$53,588	2.35	$46,508	2.59	$10,897	1.98
Savings accounts and MMDAs	28,745	1.30	29,963	1.45	34,174	2.11
Time deposit accounts	33,844	3.06	34,937	3.01	38,863	4.22

Total interest-bearing deposits	116,177	2.30	111,408	2.42	83,934	3.07
Federal funds purchased and commercial paper	2,848	1.71	1,983	2.06	5,163	2.39
Repurchase agreements	23,659	2.77	26,814	3.06	29,677	2.31
Advances from FHLBs	56,047	2.94	56,926	3.01	64,338	3.17
Other	14,376	4.83	13,549	4.87	14,357	3.61

Total interest-bearing liabilities	213,107	2.68	210,680	2.81	197,469	3.01
Noninterest-bearing sources:
Noninterest-bearing deposits	32,375		24,065		19,699
Other liabilities	7,126		5,553		4,778
Stockholders' equity	21,121		20,872		14,389

Total liabilities and stockholders' equity	$273,729		$261,170		$236,335

Net interest spread		2.97		3.13		3.57
Impact of noninterest-bearing sources		0.28		0.23		0.23
Net interest margin		3.25		3.36		3.80

(1)
Yield is based on average amortized cost balances.
(2)
Nonaccrual loans were included in the average loan amounts outstanding.
(3)
Represents purchased subprime loan portfolios.
(4)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.
(5)
Represents construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Year Ended
	Dec. 31, 2002		Dec. 31, 2001
	Balance	Rate	Balance	Rate
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under resale agreements	$2,352	1.68%	$335	4.40%
AFS securities(1):
MBS	24,656	5.46	41,430	6.94
Investment securities	32,508	4.96	13,187	5.29
Loans held for sale(2)	28,128	6.13	17,719	6.79
Loans held in portfolio(2):
Home loans	86,042	5.90	81,686	7.23
Specialty mortgage finance(3)	9,028	6.27	6,936	7.63

Total home loans	95,070	5.94	88,622	7.26
Home construction loans:
Builder(4)	1,316	5.87	1,826	7.67
Custom(5)	906	8.19	905	8.96
Home equity loans and lines of credit:
Banking subsidiaries	13,382	5.91	7,248	7.72
Washington Mutual Finance	2,100	12.06	2,056	12.74
Multi-family	17,973	6.01	16,480	7.72
Other real estate	8,368	6.81	5,913	7.96

Total loans secured by real estate	139,115	6.10	123,050	7.50
Consumer:
Banking subsidiaries	2,349	9.37	1,804	10.96
Washington Mutual Finance	1,714	18.87	1,731	18.63
Commercial business	4,227	5.08	4,010	7.02

Total loans held in portfolio	147,405	6.27	130,595	7.68
Other	4,597	5.92	4,103	5.95

Total interest-earning assets	239,646	5.94	207,369	7.26
Noninterest-earning assets:
MSR	6,650		5,276
Goodwill	6,054		1,901
Other	19,117		11,027

Total assets	$271,467		$225,573

Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking	$40,338	2.55	$7,540	1.58
Savings accounts and MMDAs	31,545	1.48	35,873	3.17
Time deposit accounts	37,422	3.14	36,496	5.04

Total interest-bearing deposits	109,305	2.44	79,909	3.87
Federal funds purchased and commercial paper	3,478	1.92	4,806	4.11
Repurchase agreements	34,830	2.31	29,582	4.05
Advances from FHLBs	59,449	2.83	63,859	4.58
Other	14,014	4.90	13,289	5.84

Total interest-bearing liabilities	221,076	2.67	191,445	4.28
Noninterest-bearing sources:
Noninterest-bearing deposits	25,396		16,613
Other liabilities	5,015		4,308
Stockholders' equity	19,980		13,207

Total liabilities and stockholders' equity	$271,467		$225,573

Net interest spread		3.27		2.98
Impact of noninterest-bearing sources		0.21		0.34
Net interest margin		3.48		3.32

(1)
Yield is based on average amortized cost balances.
(2)
Nonaccrual loans were included in the average loan amounts outstanding.
(3)
Represents purchased subprime loan portfolios.
(4)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.
(5)
Represents construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.
Selected Financial Information
(unaudited)

	Quarter Ended			Year Ended
	Dec. 31, 2002	Sept. 30, 2002	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2001
Basic and Diluted Weighted Average Number of Common Shares Outstanding (in thousands)
Basic weighted average number of common shares outstanding	926,210	947,293	856,014	943,905	850,245
Potential dilutive effect of common shares from:
Stock options	7,530	8,460	6,726	8,626	8,469
Premium Income Equity Securities SM(1)	—	775	1,268	951	1,346
Trust Preferred Income Equity Redeemable SecuritiesSM	6,251	6,894	4,943	6,670	4,598

	13,781	16,129	12,937	16,247	14,413

Diluted weighted average number of common shares outstanding	939,991	963,422	868,951	960,152	864,658

(1)
Redeemed on August 16, 2002.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended			Year Ended
	Dec. 31, 2002	Sept. 30, 2002	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2001
Loan Volume
Home loans:
Adjustable rate ("ARMs")	$25,998	$25,928	$12,891	$84,627	$37,224
Fixed rate	67,487	38,323	39,280	176,040	107,538
Specialty mortgage finance(1)	4,689	3,187	2,476	14,077	10,333

Total home loan volume	98,174	67,438	54,647	274,744	155,095
Home construction loans:
Builder(2)	389	567	144	1,842	1,957
Custom(3)	194	214	160	761	917
Home equity loans and lines of credit:
Banking subsidiaries	4,721	3,374	2,209	15,254	7,537
Washington Mutual Finance	216	244	223	1,051	937
Multi-family	1,864	1,870	715	5,839	2,697
Other real estate	513	636	225	1,818	1,422

Total loans secured by real estate	106,071	74,343	58,323	301,309	170,562
Consumer:
Banking subsidiaries	114	178	105	760	540
Washington Mutual Finance	481	435	472	1,791	1,760
Commercial business	438	527	468	2,193	2,219

Total loan volume	$107,104	$75,483	$59,368	$306,053	$175,081

Loan Volume by Channel
Originated	$64,881	$52,020	$35,390	$200,107	$112,173
Purchased/Correspondent	42,223	23,463	23,978	105,946	62,908

Total loan volume by channel	$107,104	$75,483	$59,368	$306,053	$175,081

Refinancing Activity(4)
Home loans:
ARMs	$18,957	$18,617	$9,816	$60,170	$25,099
Fixed rate	50,634	25,432	27,169	118,224	70,023
Specialty mortgage finance	1,612	1,285	902	5,394	2,433

Total home loan refinances	71,203	45,334	37,887	183,788	97,555
Home construction loans	11	12	7	50	31
Home equity loans and lines of credit and consumer	904	584	147	2,814	364
Multi-family and other real estate	903	391	345	2,155	1,257

Total refinances	$73,021	$46,321	$38,386	$188,807	$99,207

Home Loans Volume by Index:
Short-term ARMs:
Treasury indices	$3,972	$4,020	$5,633	$19,474	$21,157
COFI	316	743	449	3,231	1,976
Other	2,163	1,980	58	7,461	142

Total short-term ARMs	6,451	6,743	6,140	30,166	23,275
Medium-term ARMs	22,977	21,905	8,875	65,925	21,788
Fixed-rate mortgages	68,746	38,790	39,632	178,653	110,032

Total home loans volume	$98,174	$67,438	$54,647	$274,744	$155,095

(1)
Represents purchased subprime loan portfolios and mortgages originated by Long Beach Mortgage.
(2)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.
(3)
Represents construction loans made directly to the intended occupant of a single-family residence.
(4)
Includes loan refinancings entered into by both new and pre-existing loan customers.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from Sept. 30, 2002 to Dec. 31, 2002	Dec. 31, 2002	Sept. 30, 2002	Dec. 31, 2001
Loans by Property Type and MBS
Loans held in portfolio:
Home loans:
ARMs and fixed rate	$(1,863)	$82,842	$84,705	$79,281
Specialty mortgage finance(1)	533	10,128	9,595	8,552

Total home loans	(1,330)	92,970	94,300	87,833
Home construction loans:
Builder(2)	(142)	1,017	1,159	1,623
Custom(3)	17	932	915	979
Home equity loans and lines of credit:
Banking subsidiaries	1,513	16,168	14,655	7,970
Washington Mutual Finance	(331)	1,930	2,261	2,100
Multi-family	(408)	18,000	18,408	15,608
Other real estate	(402)	7,986	8,388	6,089

Total loans secured by real estate	(1,083)	139,003	140,086	122,202
Consumer:
Banking subsidiaries	(115)	1,663	1,778	2,009
Washington Mutual Finance	23	1,729	1,706	1,755
Commercial business	841	5,133	4,292	4,285

Total loans held in portfolio	(334)	147,528	147,862	130,251
Less: allowance for loan and lease losses	52	(1,653)	(1,705)	(1,404)
Loans securitized and retained as MBS	3,136	25,054	21,918	22,212

Total net loans held in portfolio and loans securitized and retained as MBS	2,854	170,929	168,075	151,059
Loans held for sale	4,488	33,996	29,508	26,582

Total net loans and loans securitized and retained as MBS	7,342	204,925	197,583	177,641
Purchased MBS	(1,255)	3,321	4,576	6,356

Total net loans and MBS	$6,087	$208,246	$202,159	$183,997

(1)
Represents purchased subprime loan portfolios.
(2)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.
(3)
Represents construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Sept. 30, 2002 to Dec. 31, 2002	Dec. 31, 2001 to Dec. 31, 2002
Rollforward of Loans Held for Sale
Balance, beginning of period	$29,508	$26,582
Loans added through acquisitions	13	6,730
Loans originated and purchased/correspondent	85,444	226,434
Loans transferred from loans held in portfolio	180	6,177
Loans transferred to loans held in portfolio	(349)	(725)
Loans securitized and retained	(3,535)	(8,805)
Loans sold	(76,171)	(219,985)
Loan payments and other	(1,094)	(2,412)

Change in loans	4,488	7,414

Balance, end of period	$33,996	$33,996

Rollforward of Loans Held in Portfolio
Balance, beginning of period	$147,862	$130,251
Loans added through acquisitions	33	16,258
Loans originated and purchased/correspondent	21,660	79,619
Loans transferred from loans held for sale	349	725
Loans transferred to loans held for sale	(180)	(6,177)
Loans securitized and retained	(3,421)	(3,469)
Loan payments and other	(18,775)	(69,679)

Change in loans	(334)	17,277

Balance, end of period	$147,528	$147,528

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Sept. 30, 2002 to Dec. 31, 2002	Dec. 31, 2001 to Dec. 31, 2002
Rollforward of Mortgage Servicing Rights ("MSR")(1)
Balance, beginning of period	$4,548	$6,241
Home loans:
Additions through acquisitions	962	1,888
Other additions	1,221	4,031
Amortization	(920)	(2,616)
Impairment	(308)	(3,219)
Sale of excess servicing	(175)	(997)
Net change in commercial real estate MSR	13	13

Balance, end of period(2)	$5,341	$5,341

Rollforward of Valuation Allowance for MSR Impairment
Balance, beginning of period	$4,320	$1,714
Impairment	308	3,219
Sale of excess servicing	(107)	(412)

Balance, end of period	$4,521	$4,521

Rollforward of Loans Serviced for Others
Balance, beginning of period	$478,275	$382,500
Home loans:
Additions through acquisitions	129,642	178,884
Other additions	87,788	249,855
Loan payments and other	(92,761)	(208,337)
Net change in commercial real estate loans serviced for others	1,560	1,602

Balance, end of period	$604,504	$604,504

Dec. 31, 2002 Balance
Total Servicing Portfolio
Loans serviced for others	$604,504
Servicing on retained MBS without MSR	5,850
Servicing on owned loans	167,696
Subservicing portfolio	302

Total servicing portfolio	$778,352

	Dec. 31, 2002
	Unpaid Principal Balance	Weighted Average Servicing Fee
		(in basis points, annualized)
Loans Serviced for Others by Loan Type
Government	$89,762	54
Agency	391,833	35
Private	110,808	46
Specialty home loans	12,101	50

Total loans serviced for others(3)	$604,504	40

(1)
Net of valuation allowance.
(2)
At December 31, 2002, aggregate MSR fair value was $5.38 billion.
(3)
Weighted average coupon (annualized) was 6.83% at December 31, 2002.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from Sept. 30, 2002 to Dec. 31, 2002	Dec. 31, 2002		% of total	Sept. 30, 2002		% of total	Dec. 31, 2001		% of total
Loans Secured by Real Estate and MBS
Short-term ARMs:
COFI	$(1,707)	$28,252		14%	$29,959		15%	$34,760		19%
Treasury indices	1,996	42,045		21	40,049		20	36,680		21
Other	1,593	27,420	(1)	13	25,827	(1)	13	19,004	(1)	11

Total short-term ARMs	1,882	97,717		48	95,835		48	90,444		51
Medium-term ARMs	169	54,164		27	53,995		28	43,849		25
Fixed-rate loans	4,704	45,691		23	40,987		21	36,410		20
Fixed-rate MBS	(1,492)	3,707		2	5,199		3	6,579		4

Total loans secured by real estate and MBS	$5,263	$201,279		100%	$196,016		100%	$177,282		100%

(1)
The balance included the following amount of securities retained which bear COFI to LIBOR basis risk (dollars in billions):

Dec. 31, 2002:	$2.8
Sept. 30, 2002:	2.8
Dec. 31, 2001:	2.9
	Quarter Ended			Year Ended
	Dec. 31, 2002	Sept. 30, 2002	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2001
Home Loan Mortgage Banking (Expense) Income
Loan servicing fees	$628	$508	$448	$2,237	$1,375
Loan subservicing fees	14	34	9	100	24
Amortization of MSR	(920)	(713)	(381)	(2,616)	(1,006)
MSR impairment	(308)	(1,849)	(1,057)	(3,219)	(1,749)
Other, net	(134)	(97)	(61)	(371)	(165)

Net home loans servicing expense	(720)	(2,117)	(1,042)	(3,869)	(1,521)
Loan related income	135	125	49	461	156
Gain from mortgage loans	392	418	287	1,280	963
Gain (loss) from sale of originated MBS	15	(1)	16	34	117

Total home loan mortgage banking expense	$(178)	$(1,575)	$(690)	$(2,094)	$(285)

Impact of MSR risk management instruments(1):
Gain from certain AFS securities	407	388
Revaluation gain from derivatives	109	1,694
Gain on extinguishment of repurchase agreements	—	136
Net settlement income from certain interest rate swaps	158	116

Total impact of MSR risk management instruments	674	2,334

Total home loan mortgage banking income net of MSR risk management instruments	$496	$759

(1)
Includes only instruments designated for MSR risk management and does not include the effects of instruments held for asset/liability management.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Dec. 31, 2002		Sept. 30, 2002		Dec. 31, 2001
	Balance	Term(1)	Balance	Term(1)	Balance	Term(1)
		(in months)		(in months)		(in months)
Deposits and Borrowings
Deposits:
Noninterest-bearing deposits	$37,515	N/A	$27,639	N/A	$23,259	N/A
Interest-bearing checking accounts, savings accounts and MMDAs	84,233	N/A	79,273	N/A	46,961	N/A
Interest-bearing time deposit accounts	33,768	15	33,696	16	36,962	10

Total deposits(2)	155,516		140,608		107,182
Borrowings:
Adjustable	50,121	1	53,392	1	48,014	2
Fixed	34,372	44	40,001	37	69,881	22

Total borrowings	84,493		93,393		117,895

Total deposits and borrowings	$240,009		$234,001		$225,077

(1)
Terms used are remaining term for deposits and fixed-rate borrowings and term to reprice for adjustable-rate borrowings.
(2)
Includes custodial and escrow deposits of $25.90 billion at December 31, 2002, $16.02 billion at September 30, 2002 and $10.11 billion at December 31, 2001.

	Dec. 31, 2002	Sept. 30, 2002	Dec. 31, 2001
Retail Checking Accounts(1)
WMB and WMBfsb	1,289,705	1,277,805	1,182,385
WMB, FA	5,968,850	5,813,763	4,667,806

Total retail checking accounts	7,258,555	7,091,568	5,850,191

Retail Checking Account Activity(1)
Net accounts opened during the quarter:
WMB and WMBfsb	11,900	28,535	23,739
WMB, FA	155,087	245,490	166,577

Net new retail checking accounts	166,987	274,025	190,316

(1)
Retail checking accounts exclude commercial business accounts. The information provided refers to the number of accounts, not dollar amounts.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Dec. 31, 2002	Sept. 30, 2002	June 30, 2002	Mar. 31, 2002	Dec. 31, 2001
Allowance for Loan and Lease Losses
Balance, beginning of quarter	$1,705	$1,665	$1,621	$1,404	$1,295
Allowance acquired through business combinations	—	—	—	148	9
Allowance for transfer to loans held for sale	(17)	(7)	—	(7)	(3)
Allowance for certain loan commitments	(52)	—	—	—	—
Provision for loan and lease losses	125	135	160	175	200

	1,761	1,793	1,781	1,720	1,501
Loans charged off:
Home loans	(23)	(9)	(11)	(11)	(3)
Specialty mortgage finance	(7)	(9)	(8)	(9)	(10)

Total home loans charge offs	(30)	(18)	(19)	(20)	(13)
Home equity loans and lines of credit:
Banking subsidiaries	(9)	(3)	(1)	(1)	(1)
Washington Mutual Finance	(4)	(2)	(3)	(2)	(2)
Multi-family	—	(1)	—	—	—
Other real estate	(5)	(11)	(32)	(10)	(4)

Total loans secured by real estate	(48)	(35)	(55)	(33)	(20)
Consumer:
Banking subsidiaries	(16)	(15)	(20)	(20)	(15)
Washington Mutual Finance	(43)	(42)	(44)	(40)	(39)
Commercial business	(20)	(17)	(19)	(19)	(34)

Total loans charged off	(127)	(109)	(138)	(112)	(108)
Recoveries of loans previously charged off:
Home loans	—	2	—	—	—
Home equity loans and lines of credit:
Banking subsidiaries	—	—	—	—	—
Washington Mutual Finance	—	—	—	—	—
Multi-family	—	1	—	—	—
Other real estate	5	6	1	1	2

Total loans secured by real estate	5	9	1	1	2
Consumer:
Banking subsidiaries	5	3	3	2	1
Washington Mutual Finance	4	5	5	5	4
Commercial business	5	4	13	5	4

Total recoveries of loans previously charged off	19	21	22	13	11

Net charge offs	(108)	(88)	(116)	(99)	(97)

Balance, end of quarter	$1,653	$1,705	$1,665	$1,621	$1,404

Net charge offs (annualized) as a percentage of average loans held in portfolio	0.29%	0.24%	0.32%	0.27%	0.30%
Allowance as a percentage of total loans held in portfolio	1.12%	1.15%	1.14%	1.12%	1.08%

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Dec. 31, 2002	Sept. 30, 2002	June 30, 2002	Mar. 31, 2002	Dec. 31, 2001
Nonperforming Assets ("NPAs") and Restructured Loans
Nonaccrual loans(1):
Home loans	$1,017	$1,068	$1,092	$1,177	$974
Specialty mortgage finance(2)	488	407	403	401	328

Total home loan nonaccrual loans	1,505	1,475	1,495	1,578	1,302
Home construction loans:
Builder(3)	42	48	44	57	26
Custom(4)	7	6	8	15	11
Home equity loans and lines of credit:
Banking subsidiaries	36	35	35	35	34
Washington Mutual Finance	37	35	31	29	40
Multi-family	50	58	64	51	56
Other real estate	409	356	371	413	375

Total nonaccrual loans secured by real estate	2,086	2,013	2,048	2,178	1,844
Consumer:
Banking subsidiaries	23	13	13	18	12
Washington Mutual Finance	69	76	75	79	74
Commercial business	79	86	96	116	100

Total nonaccrual loans	2,257	2,188	2,232	2,391	2,030
Foreclosed assets:
Home loans	156	119	106	118	103
Specialty mortgage finance	78	88	72	70	69

Total home loan foreclosed assets	234	207	178	188	172
Home construction loans:
Builder	7	8	7	8	4
Custom	—	—	—	—	—
Home equity loans and lines of credit:
Banking subsidiaries	7	5	4	3	1
Washington Mutual Finance	8	9	8	9	9
Multi-family	—	—	—	—	—
Other real estate	75	72	67	47	31

Total foreclosed loans secured by real estate	331	301	264	255	217
Consumer:
Banking subsidiaries	5	8	10	12	11
Washington Mutual Finance	—	—	—	—	—
Commercial business	—	—	—	—	—

Foreclosed assets	336	309	274	267	228

Total NPAs	$2,593	$2,497	$2,506	$2,658	$2,258
As a percentage of total assets	0.97%	0.95%	0.96%	0.97%	0.93%
Restructured loans	$98	$112	$119	$130	$118

Total NPAs and restructured loans	$2,691	$2,609	$2,625	$2,788	$2,376

(1)
Excludes nonaccrual loans held for sale of $119 million at December 31, 2002. Prior periods also reflect the exclusion of nonaccrual loans held for sale of $105 million, $114 million, $122 million and $123 million at September 30, 2002, June 30, 2002, March 31, 2002 and December 31, 2001. Loans held for sale are accounted for at lower of aggregate cost or market value, with valuation changes included as adjustments to gain from mortgage loans.
(2)
Represents purchased subprime loan portfolios.
(3)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.
(4)
Represents construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

        The Company uses interest rate risk management contracts as tools to manage interest rate risk. The following tables summarize the key contractual terms associated with these contracts. Interest rate risk management contracts that are embedded with certain adjustable and fixed-rate borrowings, while not accounted for as derivatives under SFAS No. 133, have been included in the tables since they also function as interest rate risk management tools. The following estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Substantially all of the pay-fixed swaps, receive-fixed swaps, payor swaptions, receiver swaptions and embedded derivatives are indexed to three-month LIBOR.

				Dec. 31, 2002 Maturity Range
	Net Fair Value	Counter-Party Credit Risk	Total Notional Amount	2003	2004	2005	2006	2007	After 2007
Interest Rate Risk Management Contracts:
Asset/Liability Management(1)
Pay-fixed swaps:	$(1,143)	$—
Contractual maturity			$29,742	$8,416	$8,834	$3,210	$4,709	$3,700	$873
Weighted average pay rate			3.92%	2.92%	4.03%	4.09%	4.39%	5.02%	4.68%
Weighted average receive rate			1.56%	1.56%	1.53%	1.57%	1.58%	1.66%	1.37%
Receive-fixed swaps:	591	591
Contractual maturity			$5,905	$825	$200	$530	$1,000	—	$3,350
Weighted average pay rate			1.39%	1.21%	1.65%	0.90%	1.40%	—	1.49%
Weighted average receive rate			5.81%	5.40%	6.75%	5.37%	6.81%	—	5.62%
Interest rate caps/corridors:	—	—
Contractual maturity			$526	$271	$191	$64	—	—	—
Weighted average strike rate			7.61%	7.62%	8.14%	5.94%	—	—	—
Payor swaptions:	—	—
Contractual maturity (option)			$5,000	$5,000	—	—	—	—	—
Weighted average strike rate			6.12%	6.12%	—	—	—	—	—
Contractual maturity (swap)			—	—	—	—	$1,000	$750	$3,250
Weighted average strike rate			—	—	—	—	6.05%	6.26%	6.11%
Embedded pay-fixed swaps:	(207)	—
Contractual maturity			$2,750	—	—	—	—	$2,750	—
Weighted average pay rate			4.73%	—	—	—	—	4.73%	—
Weighted average receive rate			1.74%	—	—	—	—	1.74%	—
Embedded caps:	—	—
Contractual maturity			$641	$141	$500	—	—	—	—
Weighted average strike rate			7.64%	7.25%	7.75%	—	—	—	—
Embedded payor swaptions(2):	4	4
Contractual maturity (option)			$6,400	$5,900	$500	—	—	—	—
Weighted average strike rate			6.14%	6.13%	6.21%	—	—	—	—
Contractual maturity (swap)			—	—	—	—	$3,750	—	$2,650
Weighted average strike rate			—	—	—	—	5.99%	—	6.34%

Total interest rate contracts	(755)	595	$50,964
Forward purchase commitments:	101	101
Contractual maturity			$10,193	$10,193	—	—	—	—	—
Weighted average price			102.38	102.38
Forward sales commitments:	(662)	—
Contractual maturity			$41,238	$41,238	—	—	—	—	—
Weighted average price			102.34	102.34
Mortgage put options:	7	7
Contractual maturity			$7,150	$7,150	—	—	—	—	—
Weighted average strike price			99.28	99.28

Total asset/liability management	$(1,309)	$703	$109,545

(Continued on next page)

(1)
Interest rate contracts decreased net interest income by $132 million and $407 million for the three months and the year ended December 31, 2002.

(2)
Embedded interest rate swaptions are exercisable upon maturity.

(Continued from previous page)

				Dec. 31, 2002 Maturity Range
	Net Fair Value	Counter-Party Credit Risk	Total Notional Amount	2003	2004	2005	2006	2007	After 2007
Interest Rate Risk Management Contracts:
MSR Risk Management
Pay-fixed swaps:	$(50)	$—
Contractual maturity			$2,903	—	—	—	—	$1,950	$953
Weighted average pay rate			3.77%	—	—	—	—	3.41%	4.52%
Weighted average receive rate			1.41%	—	—	—	—	1.40%	1.42%
Receive-fixed swaps:	2,176	2,176
Contractual maturity			$17,915	—	$561	$500	$700	$1,250	$14,904
Weighted average pay rate			1.57%	—	1.80%	1.41%	1.42%	1.50%	1.58%
Weighted average receive rate			5.65%	—	4.35%	4.54%	5.31%	4.33%	5.86%
Floors(3):	249	249
Contractual maturity			$3,900	—	—	—	—	$3,900	—
Weighted average strike rate			6.09%	—	—	—	—	6.09%	—
Receiver swaptions:	415	415
Contractual maturity (option)			$4,000	$300	$800	$2,900	—	—	—
Weighted average strike rate			6.21%	5.42%	5.73%	6.43%	—	—	—
Contractual maturity (swap)			—	—	—	—	—	—	$4,000
Weighted average strike rate			—	—	—	—	—	—	6.21%

Total interest rate contracts	2,790	2,840	$28,718
Forward purchase commitments:	236	236
Contractual maturity			$13,250	$13,250	—	—	—	—	—
Weighted average price			100.35	100.35

Total MSR risk management	$3,026	$3,076	$41,968

Total interest rate risk management contracts	$1,717	$3,779	$151,513

(3)
At December 31, 2002, none of these floors were effective. These contracts will become effective during May and July 2003.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

        The Company uses interest rate risk management contracts as tools to manage interest rate risk. The following tables summarize the key contractual terms associated with these contracts. Interest rate risk management contracts that are embedded with certain adjustable and fixed-rate borrowings, while not accounted for as derivatives under SFAS No. 133, have been included in the tables since they also function as interest rate risk management tools. The following estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Substantially all of the pay-fixed swaps, receive-fixed swaps, payor swaptions, receiver swaptions and embedded derivatives are indexed to three-month LIBOR.

				Sept. 30, 2002 Maturity Range
	Net Fair Value	Counter-Party Credit Risk	Total Notional Amount
				2002	2003	2004	2005	2006	After 2006
Interest Rate Risk Management Contracts:
Asset/Liability Management(1)
Pay-fixed swaps:	$(1,108)	$—
Contractual maturity			$29,363	$413	$8,166	$8,834	$3,130	$4,709	$4,111
Weighted average pay rate			3.94%	3.11%	2.95%	4.03%	4.13%	4.39%	5.08%
Weighted average receive rate			1.81%	1.84%	1.81%	1.80%	1.80%	1.84%	1.82%
Receive-fixed swaps:	553	553
Contractual maturity			$4,322	$100	$600	—	$530	$1,000	$2,092
Weighted average pay rate			1.70%	3.31%	1.50%	—	1.11%	1.75%	1.81%
Weighted average receive rate			6.39%	8.25%	5.10%	—	5.37%	6.81%	6.74%
Interest rate caps/collars/corridors:	—	—
Contractual maturity			$536	$10	$271	$191	$64	—	—
Weighted average strike rate			7.63%	8.63%	7.62%	8.14%	5.94%	—	—
Payor swaptions:	5	5
Contractual maturity (option)			$5,000	—	$5,000	—	—	—	—
Weighted average strike rate			6.12%	—	6.12%	—	—	—	—
Contractual maturity (swap)			—	—	—	—	—	$1,000	$4,000
Weighted average strike rate			—	—	—	—	—	6.05%	6.14%
Embedded pay-fixed swaps:	(199)	—
Contractual maturity			$2,750	—	—	—	—	—	$2,750
Weighted average pay rate			4.73%	—	—	—	—	—	4.73%
Weighted average receive rate			1.81%	—	—	—	—	—	1.81%
Embedded caps:	1	1
Contractual maturity			$655	—	$155	$500	—	—	—
Weighted average strike rate			7.63%	—	7.25%	7.75%	—	—	—
Embedded payor swaptions(2):	21	21
Contractual maturity (option)			$6,400	—	$5,900	$500	—	—	—
Weighted average strike rate			6.14%	—	6.13%	6.21%	—	—	—
Contractual maturity (swap)			—	—	—	—	—	$3,750	$2,650
Weighted average strike rate			—	—	—	—	—	5.99%	6.34%

Total interest rate contracts	(727)	580	$49,026
Forward purchase commitments:	23	23
Contractual maturity			$5,506	$5,506	—	—	—	—	—
Weighted average price			102.71	102.71
Forward sales commitments:	(528)	—
Contractual maturity			$43,521	$43,516	$5	—	—	—	—
Weighted average price			101.87	101.87	103.79
Mortgage put options:	17	17
Contractual maturity			$6,225	$6,225	—	—	—	—	—
Weighted average strike price			100.10	100.10

Total asset/liability management	$(1,215)	$620	$104,278

(Continued on next page)

(1)
Interest rate contracts decreased net interest income by $146 million and $275 million for the three months and nine months ended September 30, 2002.

(2)
Embedded interest rate swaptions are exercisable upon maturity.

(Continued from previous page)

				Sept. 30, 2002 Maturity Range
	Net Fair Value	Counter-Party Credit Risk	Total Notional Amount
				2002	2003	2004	2005	2006	After 2006
Interest Rate Risk Management Contracts:
MSR Risk Management
Receive-fixed swaps:	$1,665	$1,665
Contractual maturity			$12,075	—	—	—	—	—	$12,075
Weighted average pay rate			1.84%	—	—	—	—	—	1.84%
Weighted average receive rate			5.93%	—	—	—	—	—	5.93%
Floors(3):	248	248
Contractual maturity			$3,900	—	—	—	—	—	$3,900
Weighted average strike rate			6.09%	—	—	—	—	—	6.09%
Receiver swaptions:	692	692
Contractual maturity (option)			$5,400	$250	$300	$300	$4,550	—	—
Weighted average strike rate			6.51%	5.69%	5.42%	5.99%	6.66%	—	—
Contractual maturity (swap)			—	—	—	—	—	—	$5,400
Weighted average strike rate			—	—	—	—	—	—	6.51%

Total interest rate contracts	2,605	2,605	$21,375
Forward purchase commitments:	46	46
Contractual maturity			$2,025	$2,025	—	—	—	—	—
Weighted average price			99.20	99.20

Total MSR risk management	$2,651	$2,651	$23,400

Total interest rate risk management contracts	$1,436	$3,271	$127,678

(3)
At September 30, 2002, none of these floors were effective. These contracts will become effective during May and July 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL, INC.
Date: January 21, 2003	By:	/s/ FAY L. CHAPMAN Fay L. Chapman Senior Executive Vice President